UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): August 25, 2015
 Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd
Suite 500
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (832) 413-4770

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On August 25, 2015, Summit Midstream Partners, LP ("SMLP") announced that Rene Casadaban, the Chief Operating Officer of Summit Midstream Partners, LLC ("Summit Investments") and Summit Midstream GP, LLC (collectively with Summit Investments, the "Company"), will be departing the Company to pursue other interests. Summit Midstream GP, LLC, which is owned by Summit Investments, manages and operates SMLP. Mr. Casadaban's employment with the Company will terminate effective September 30, 2015. A copy of SMLP’s press release dated August 25, 2015, announcing the departure of Mr. Casadaban, is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Summit Midstream Partners, LP dated as of August 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: August 26, 2015	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Summit Midstream Partners, LP dated as of August 25, 2015

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